United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LE@P TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

LE@P TECHNOLOGY, INC.

5601 NORTH DIXIE HIGHWAY, SUITE 411

FORT LAUDERDALE, FLORIDA 33334 (954) 771-1772

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2006 Annual Meeting of Stockholders of Le@P Technology, Inc. (the “Company”), which will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on May 12, 2006, at 9:00 a.m., Florida time.

At the Annual Meeting, you will be asked to consider and approve the following:

1.	To elect four Directors to serve until the 2007 Annual Meeting of Stockholders;
2.

To consider and act upon an amendment to Article Four of the Company’s Certificate of Incorporation to (i) increase the number of shares of Class A Common Stock that the Company is authorized to issue from 99,975,000 to 149,975,000 and (ii) to decrease the par value of the Class A Common Stock and the Class B Common Stock from $0.20 per share to $0.01 per share;

3.	To ratify Berkowitz Dick Pollack and Brant, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006; and
4.	To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

Attendance at the Annual Meeting is limited to stockholders of record as of the record date of March 21, 2006

The enclosed proxy is solicited by the Board of Directors of the Company. The Notice of the Annual Meeting and proxy statement on the following pages contain information concerning the business to be considered at the Annual Meeting. Please give these proxy materials your careful attention. Whether you plan to attend the Annual Meeting or not, please complete, date, sign and return the enclosed proxy card promptly. If you attend the Annual Meeting and prefer to vote in person, you may do so. The return of the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

By order of the Board of Directors
/s/ Timothy C. Lincoln
Timothy C. Lincoln
Acting Principal Executive Officer

April __, 2006
Fort Lauderdale, Florida

2006 ANNUAL MEETING OF STOCKHOLDERS

OF

LE@P TECHNOLOGY, INC.

____________________

PROXY STATEMENT FOR THE ANNUAL MEETING

____________________

The 2006 Annual Meeting of Stockholders (“Annual Meeting”) of LE@P TECHNOLOGY, INC. (the “Company”) will be held at the Company’s principal executive offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, on Friday, May 12, 2006 at 9:00 a.m., Florida time, or at any adjournments or postponements of the Annual Meeting.

We will begin sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April __, 2006 to all stockholders entitled to vote. Stockholders who owned shares of the Company’s Class A Common Stock, par value $0.20 per share (“Class A Common Stock”) or shares of the Company’s Class B Common Stock, $0.20 per share (“Class B Common Stock”) at the close of business on March 21, 2006 (the “Record Date”) are entitled to vote. On the Record Date, there were 33,781,203 shares of Class A Common Stock outstanding and 25,000 shares of Class B Common Stock outstanding. The Company’s principal executives offices are located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, telephone number (954) 771-1772.

WHY WAS THIS PROXY STATEMENT SENT?

This proxy statement and the enclosed proxy card were sent to you because the Company’s Board of Directors is soliciting proxies from stockholders of the Company’s (i) Class A Common Stock and (ii) Class B Common Stock. The Company has (i) two classes of Common Stock: (A) Class A Common Stock, and (B) Class B Common Stock, and (ii) one series of Preferred Stock, with issued and outstanding shares, which is the Series B Preferred Stock. The Class A Common Stock and the Class B Common Stock are each entitled to vote at the Annual Meeting, as described herein. The Series B Preferred Stock has no voting rights and is not entitled to vote at the Annual Meeting. This proxy statement summarizes the information you need to know to vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

WHAT IS BEING VOTED ON?

The following proposals are being voted on at the Annual Meeting:

•	To elect four Directors to serve until the 2007 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
•

To Amend Article Four of the Company’s Certificate of Incorporation (i) to increase the number of shares of Class A Common Stock that the Company is authorized to issue from 99,975,000 to 149,975,000 and (ii) to decrease the par value of the Class A Common Stock and the Class B Common Stock from $0.20 per share to $0.01 per share;

•	To ratify Berkowitz Dick Pollack and Brant, LLP as independent auditors for the Company for the fiscal year ending December 31, 2006; and
•	To act upon any other matters properly coming before the Annual Meeting or any adjournment thereof.

WHO MAY VOTE?

Stockholders who owned Class A Common Stock or Class B Common Stock at the close of business on March 21, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal executive offices located at 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida, for a period of ten (10) days prior to our Annual Meeting for examination by any stockholder.

HOW MANY VOTES DO I HAVE?

Each share of Class A Common Stock that you own entitles you to one vote. Holders of Class B Common Stock are entitled to one vote for each share of Class B Common Stock. Except in the election of Directors, the shares of the Class A Common Stock and Class B Common Stock will vote together as a single class.

HOW MANY VOTES ARE NEEDED FOR A QUORUM?

As of March 21, 2006, the following shares were outstanding: (i) 33,781,203 shares of Class A Common Stock, and (ii) 25,000 shares of Class B Common Stock. The Annual Meeting will be held if a majority of the outstanding shares of (i) Class A Common Stock and (ii) Class B Common Stock entitled to vote is represented at the Annual Meeting. This means that (i) 16,890,602 shares of Class A Common Stock and (ii) 12,501 shares of Class B Common Stock are required for a quorum. If you have returned the proxy or attend the Annual Meeting in person, your shares of Class A Common Stock and Class B Common Stock will be counted for the purpose of determining whether a quorum exists, even if you wish to abstain from voting on some or all matters introduced at the Meeting. “Broker non-votes” also count for quorum purposes. If you hold your Class A Common Stock or Class B Common Stock through a broker, bank, or other nominee, generally the nominee may only vote the Class A Common Stock or Class B Common Stock which it holds for you in accordance with your instructions.

If a quorum is not present or represented at the Annual Meeting, the stockholders who do attend the Annual Meeting in person or who are represented by proxy have the power to adjourn the Annual Meeting until a quorum is present or represented. At any adjournment of the Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Annual Meeting.

DOES IT APPEAR LIKELY THAT EACH OF THE PROXY PROPOSALS WILL BE APPROVED?

Yes, M. Lee Pearce, M.D., the Company’s largest shareholder, who beneficially owns 96.97% of the Company’s Class A Common Stock and 100% of the Company’s Class B Common Stock, has stated that he intends to vote in favor of each of the proposals. Thus, approval of the following proposals is assured:

•	“FOR” electing four Directors to serve until the 2007 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
•

“FOR” amending Article Four of the Company’s Certificate of Incorporation (i) to increase the number of shares of Class A Common Stock that the Company is authorized to issue from 99,975,000 to 149,975,000 and (ii) to decrease the par value of the Class A Common Stock and the Class B Common Stock from $0.20 per share to $0.01 per share; and

•	“FOR” ratifying Berkowitz, Dick Pollack and Brant, LLP as independent auditors for the Company for the fiscal year ending December 31, 2006.

HOW DOES A STOCKHOLDER VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. No postage is needed if the proxy card is mailed in the United States. Returning the proxy card will not affect your right to attend the Annual Meeting and vote. If you properly fill in your proxy card and send it to us in time to vote, your “Proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your Proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” electing four Directors to serve until the 2007 Annual Meeting of Stockholders or until their respective successors are elected and qualified;
•

“FOR” amending Article Four of the Company’s Certificate of Incorporation (i) to increase the number of shares of Class A Common Stock that the Company is authorized to issue from 99,975,000 to 149,975,000 and (ii) to decrease the par value of the Class A Common Stock and the Class B Common Stock from $0.20 per share to $0.01 per share; and

•	“FOR” ratifying Berkowitz Dick Pollack and Brant, LLP as independent auditors for the Company for the fiscal year ending December 31, 2006.

If any other matter is presented, your Proxy will vote in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matter which needed to be acted upon at the Annual Meeting, other than those discussed in this proxy statement.

MAY A PROXY BE REVOKED?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in one of three ways. First, you may send in another proxy with a later date. Second, you may notify the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy. Third, you may vote in person at the Annual Meeting.

HOW DOES A STOCKHOLDER VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares as of March 21, 2006 (the Record Date).

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

Proposal 1: Electing Four Directors

Although the holders of Class B Common Stock are entitled to elect a simple majority (two) of the Board of Directors and holders of the Class A Common Stock are entitled to elect the remaining Directors (one), the holders of the Class B Common Stock have consented to the election of three Class A Directors and one Class B Director for purposes of this Annual Meeting only. Accordingly, the holders of Class A Common Stock will be entitled to elect three directors and the holders of Class B Common Stock will be entitled to elect one director at the Annual Meeting. The holders of the Class B Common Stock have retained the right to call at anytime a special meeting of the holders of Class B Common Stock for the purpose of electing that number of additional Class B Directors as would thereafter result in the Class B Directors constituting a simple majority of the Board of Directors. For example, if the Board consists of three Class A Directors and one Class B Director, the holders of the Class B Common Stock can call a special meeting to elect three additional Class B Directors, so the total Directors after this meeting are as follows: 3 Class A Directors and 4 Class B Directors.

The persons nominated as the “Class A Directors” will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock. Similarly, the “Class B Director” will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class B Stock. “Plurality” means that individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected. Cumulative voting is not permitted. If you do not vote for a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. A “broker non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect the Class A Directors or the Class B Director, respectively.

Proposal 2: Amendment to the Certificate of Incorporation

The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and the Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve an Amendment to the Company’s Certificate of Incorporation (i) to increase the number of shares of Class A Common Stock that the Company is authorized to issue from 99,975,000 to 149,975,000 and (ii) to decrease the par value of the Class A Common Stock and the Class B Common Stock from $0.20 per share to $0.01 per share. Although a vote to “abstain” is counted as neither a vote for or against the proposal, if you “abstain” from voting, it has the same effect as if you voted “against” this proposal. Broker non-votes will have no effect on the outcome.

Proposal 3: Ratify Selection of Auditors

The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the appointment of Berkowitz Dick Pollack and Brant, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2006. Although a vote to “abstain” is counted as neither a vote for or against the proposal, if you “abstain” from voting, it has the same effect as if you voted “against” this proposal. Broker non-votes will have no effect on the outcome.

IS VOTING CONFIDENTIAL?

Yes. proxy cards, ballots and voting tabulations that identify individual stockholders are confidential. Only the inspector of election and certain representatives of the Company associated with processing proxy cards and counting the votes have access to your card. Additionally, all comments directed to the Company’s management (whether written on the proxy card or elsewhere) remain confidential, unless you ask that your name be disclosed.

WHO PAYS THE COST OF SOLICITING THE PROXIES?

The Company will pay the cost of this proxy solicitation, which includes preparing, assembling and mailing the Notice of Annual Meeting, the proxy statement and the proxy card. The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy material to their principals and obtaining their proxies.

HOW DOES A STOCKHOLDER OBTAIN A COPY OF THE ANNUAL REPORT?

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 is enclosed with this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of March 21, 2006, the record date, the Common Stock owned beneficially by (i) each director of the Company, (ii) each executive officer, (iii) all directors or nominees for director and executive officers as a group, and (iv) each person known by the Company to be the “beneficial owner” of more than five percent (5%) of such Common Stock. “Beneficial ownership” is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you “beneficially” own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a Director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each person has sole voting and investment power over his or her shares. As of March 21, 2006, there were 33,781,203 shares of Class A Common Stock issued and outstanding and 898 holders of record, and 25,000 shares of Class B Common Stock issued and outstanding and one holder of record. In addition, there are 2,170 shares of Series B Preferred Stock issued and outstanding and one holder of record.

Name (1)	Current Title	Shares Beneficially Owned	Percentage Beneficially Owned	Title Of Class
M. Lee Pearce, M.D.		63,222,409 (2) 25,000 (3) 2,170 (4)	96.97% 100% 100%	Class A Common Class B Common Series B Preferred
Robert G. Tancredi, M.D.		2,200,000(5)	3.36%	Class A Common
Timothy C. Lincoln	Class B Director, Acting Principal Executive Officer	76,053(6)	*	Class A Common
Mary E. Thomas	Class A Director, Acting Principal Financial Officer	52,500(7)	*	Class A Common
Mayra Diaz	Class A Director	0	*	Class A Common
All Directors and Executive Officers as a Group (3 Persons)		128,553(8)	*	Class A Common

_____________

*Less than 1%.

(1)	The address for each of the persons and entities listed above is 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.
(2)

The shares beneficially owned by Dr. Pearce include: (i) 29,082,703 shares of Class A Common Stock, which are owned by the M. Lee Pearce 2005 Irrevocable Trust (“Trust”) of which Dr. Pearce is the 100% beneficial owner, (ii) 2,000,000 shares of Class A Common Stock which are owned by PearTan, LLC of which Dr. Pearce is a member (Dr. Pearce and Dr. Tancredi share voting power on all of the shares owned by PearTan, LLC provided, however, that if they are unable to agree on any such vote, then Dr. Tancredi has the right to direct the vote of 700,000 of such shares and Dr. Pearce has the right to direct the vote of the balance of 1,300,000 of such shares), (iii) 700,000 shares of Class A Common Stock which are owned by Broward Trading Corporation of which Dr. Pearce is the sole shareholder, (iv) 25,000 shares held by Dr. Pearce directly and (v) subscription rights of the Trust to acquire 31,414,706 shares of the Company’s Class A Common Stock pursuant to the terms and conditions of an Exchange Agreement between the Company and the Trust, which is expected to close on or about May 12, 2006. The calculation of Dr. Pearce’s beneficial ownership percentage does not take into account the exercise of options held by third parties, including options held by other officers and directors.

(3)	These shares are owned by Lauderdale Holdings, Inc. (“LHI”), a Florida corporation of which Dr. Pearce is the sole shareholder.
(4)	These shares are held by the M. Lee Pearce 2005 Irrevocable Trust of which Dr. Pearce is the 100% beneficial owner. The Series B Preferred Stock does not have voting rights.
(5)

Includes (i) vested options to purchase up to 200,000 shares of Class A Common Stock, and (ii) 2,000,000 shares held by PearTan, LLC, of which Dr. Tancredi is a member. Dr. Pearce and Dr. Tancredi share voting power on all of the shares owned by PearTan, LLC, provided, however that, if they are unable to agree on any such vote, then Dr. Tancredi has the right to direct the vote of 700,000 of such shares and Dr. Pearce has the right to direct the vote of the balance of 1,300,000 of such shares. The calculation of Dr. Tancredi’s beneficial ownership percentage does not take into account the exercise of options and warrants held by third parties, including options and warrants held by other officers and directors.

(6)	The shares beneficially owned by Mr. Lincoln include vested options to purchase up to 75,000 shares of Class A Common Stock granted May 2002.
(7)	The shares beneficially owned by Ms. Thomas included vested options to purchase 52,500 shares of Class A Common Stock.
(8)	Includes 127,500 shares issuable upon the exercise of vested options.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors has selected the following persons as nominees for election to the Board of Directors. Holders of Class A Common Stock may withhold authority to vote for the Class A nominees. Although management has no reason to believe that the nominees will be unable or unwilling to serve, if any nominee withdraws or otherwise becomes unavailable to serve, the proxyholders will vote for any substitute nominee designated by the Board of Directors. Certain information concerning the nominees is provided below.

NOMINEES FOR CLASS A DIRECTORS

Name	Age	Position	Since
Mary E. Thomas	47	Class A Director, Acting Principal Financial Officer	June 2003 October 2000
Mayra V. Diaz	42	Class A Director	June 2003
Jerome Fields, M.D.	77	Class A Director	New Nominee

NOMINEE FOR CLASS B DIRECTOR

Name	Age	Position	Since
Timothy C. Lincoln	47	Class B Director, Acting Principal Executive Officer	July 2000 September 2002

Mary E. Thomas has served as a Class A Director for the Company since June 2003, and is currently the Company’s Acting Principal Financial Officer, a position she has held since October 2000. Ms. Thomas has over twenty years experience in the healthcare and management financial accounting industry. Ms. Thomas also serves as an officer for a number of entities which are directly or indirectly beneficially owned by M. Lee Pearce, M.D., the Company’s former chairman of the Board of Directors and its majority stockholder. From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Company and was a member of the accounting department. From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I, (“General Health Corp.”) of which Dr. Pearce is the President and indirect beneficial owner. Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University.

Mayra V. Diaz has served as a Class A Director for the Company since June 2003. She has over twenty years experience in the mortgage banking and financial accounting industry where she held various executive positions. Mrs. Diaz is currently employed as an in-house accountant by General Health Corp, a company affiliated with Dr. Pearce. Mrs. Diaz also serves as director for a number of entities which are directly or indirectly owned by Dr. Pearce. Mrs. Diaz received a bachelor degree from Barry University. Mrs. Diaz is a member of National Association of Tax Professionals since 1995 as well as an Associate Member of the American Institute of Certified Public Accountants.

Jerome Fields, M.D. has over forty-five years experience in the health care industry. Dr. Fields practiced family medicine from 1958 to 2002, and has served as Chief of Staff and Chief of the Division of Family Practice at Hialeah Hospital. From 1992 to 2002, Dr. Fields was an instructor of medicine at Palmetto Hospital for Nova Southeastern Medical School. Dr. Fields had also served as an independent director of South Florida Savings and Loan Bank for five years. Prior to retirement, Dr. Fields was an active and certified member of the American Board of Family Practice, the Florida Medical Association, the American Medical Association, the Dade County Medical Association and the American Academy of Family Practice. Dr. Fields received a bachelor degree in Biology from Villanova University, a doctorate in medicine from Hahnemann Medical College, and served as an officer and physician in active duty with the U.S. Navy from 1956-1958.

Timothy C. Lincoln has served as a Class B Director of the Company since July 2000, and is currently the Company’s Acting Principal Executive Officer, a position he has held since September 2002. Mr. Lincoln is currently legal counsel for Marquette Realty, Inc., a position he has held since September 2000. He has also maintained a private legal practice since October 1998. From August 1995 to May 1998 he served in various legal and management roles for Marquette Realty, Inc. Marquette Realty, Inc. manages a number of entities of which M. Lee Pearce, M.D., the Company’s former chairman of the Board of Directors and its majority stockholder, is the beneficial owner. Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly owned by Dr. Pearce. From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by Dr. Pearce. Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico and received a J.D. degree from the University of Miami School of Law. Mr. Lincoln is a member of the Florida Bar Association.

Class A Directors are elected by holders of the Class A Common Stock and the Class B Director is elected by holders of the Class B Common Stock and hold office until the following election or until their successors are elected and qualified. The Company’s bylaws permit the Board of Directors to fill any vacancy and such Director may serve until the next annual meeting. The officers of the Company are appointed by and serve at the discretion of the Company’s Board of Directors.

Family Relationships

There are no family relationships between any of the Company’s executive officers and directors.

Vote Required and Recommendation

The persons nominated as the “Class A Directors” will be elected if they receive the affirmative vote of a plurality of the outstanding shares of Class A Common Stock. Similarly, the “Class B Director” will be elected if he receives the affirmative vote of a plurality of the outstanding shares of Class B Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” ELECTING THE SLATE OF THREE CLASS A DIRECTORS AND ONE CLASS B DIRECTOR TO SERVE UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held five meetings during the year ended December 31, 2005. The Company has an Audit Committee, but no standing Nominating Committee or Compensation Committee.

No Director attended fewer than 75% of the meetings of the Board of Directors or of any committee on which such Director served during the year ended December 31, 2005. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting of stockholders. Last year, two of the Company’s directors attended the Company’s annual meeting.

Audit Committee

The Company’s Audit Committee currently consists of Timothy C. Lincoln, Mayra Diaz, and Mary E. Thomas. During 2005, the Audit Committee met four times. The Audit Committee will review the scope of the accountants’ engagement, including the remuneration to be paid, and will review the independence of the auditors. The Audit Committee, with the assistance of appropriate personnel, will review the Company’s annual financial statements and the independent auditor’s report, including significant reporting and operational issues; corporate policies and procedures as they relate to accounting and financial reporting and financial controls; litigation in which the Company is a party; and use by the Company’s Executive Officers of expense accounts and other non-monetary perquisites, if any. The Audit Committee may direct the Company’s legal counsel, independent auditors and internal staff to inquire into and report to it on any matter having to do with the Company’s accounting or financial procedures or reporting.

The Board of Directors has not adopted a written charter for the Audit Committee. Ms. Thomas and Ms. Diaz are both considered “audit committee financial experts” within the meaning of that term as defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002. None of the members of the audit committee are “independent” as independence for audit committee members is defined by the NASDAQ National Market (“NASDAQ”) listing standards.

Nominating Committee

The Board of Directors does not have a separate nominating committee or a Nominating Committee charter. Rather, the entire Board of Directors acts as nominating committee. The members of the Board of Directors are not all independent as defined in the NASDAQ listing standards. The Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The Board considered Dr. Fields as a candidate for the Company’s Board of Directors based upon an introduction from Dr. Pearce. After interviewing Dr. Fields and considering other factors, the Nominating Committee invited Dr. Fields to join the Company’s Board of Directors in March 2006.

In recommending director candidates in the future, the Board intends to take into consideration such factors as it deems appropriate based on the Company’s current needs. These factors may include diversity, age, skills, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate’s experience and business background, and other Board members’ experience and business background, whether such candidate would be considered “independent”, as such term is defined in the NASDAQ listing standards, as well as the candidate’s ability to devote the required time and effort to serve on the Board.

The Board will consider for nomination by the Board director candidates recommended by stockholders if the stockholders comply with the Company’s by-laws relating to nomination of directors by shareholders. These by-law procedures are described in the proxy under the heading “Other Matters – Stockholder Proposals.”

Compensation of Directors

Non-employee Directors are compensated at the rate of $500 for regular meetings and $250 for each special meeting they attend and are also reimbursed for associated expenses of attendance.

Compliance with Section 16(a) of the Exchange Act of 1934

To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the year ended December 31, 2005, its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

Shareholder Communications with the Board of Directors

Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Le@P Technology, Inc., 5601 N. Dixie Highway, Fort Lauderdale, Florida, 33334. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An “appropriate shareholder communication” is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender’s interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to any particular directors, the Corporate Secretary will send appropriate shareholder communications to such director. In the case of communications addressed to a committee of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee is made pursuant to the rules of the SEC. This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent that the Company specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

1.           The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.           The Audit Committee has discussed with Berkowitz Dick Pollack and Brant, LLP, its independent auditors, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

3.           The Audit Committee has received the written disclosures and the letter from Berkowitz Dick Pollack and Brant, LLP required by the Independence Standards Board No. 1 (Independent Discussions with Audit Committees), and has discussed with Berkowitz Dick Pollack and Brant, LLP their independence.

4.           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the SEC.

AUDIT COMMITTEE

/s/ Timothy Lincoln

/s/ Mary Thomas
/s/ Mayra Diaz

EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions held with respect to each executive officer of the Company as of March 21, 2006. Certain biographical information concerning Mr. Lincoln and Ms. Thomas is presented under the heading “Election of Directors.”

Name	Age	Position	Since
Timothy C. Lincoln	47	Acting Principal Executive Officer	October 2002
		Class B Director	July 13, 2001
Mary E. Thomas	47	Acting Principal Financial Officer Class A Director	October 2000(1) June 27, 2003

____________________

 (1) Prior to her election to the Board in June 2003, Ms. Thomas was not considered an executive officer of the Company.

EXECUTIVE COMPENSATION

The Summary Compensation Table sets forth compensation paid by the Company to (i) Timothy Lincoln, the Company’s Acting Chief Executive Officer and (ii) Mary Thomas, the Company’s Acting Chief Financial Officer for the fiscal years ended December 31, 2005, 2004 and 2003. Mr. Lincoln and Ms. Thomas are collectively referred to as the “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($) (1)	Long-Term Compensation Securities Underlying Options/ SARs (#)

Timothy C. Lincoln(2) Acting Principal Executive Officer	2005	-0-	-0-	-0-	-0-
	2004	-0-	-0-	-0-	-0-
	2003	-0-	-0-	-0-	75,000(4)
Mary E. Thomas (3) Acting Principal Financial Officer	2005	$36,292	-0-	-0-	-0-
	2004	$17,864	-0-	-0-	-0-
	2003	$31,748	-0-	-0-	-0-

(1)

Except for stock options issued pursuant to the Company’s 1996, 1997, 1998 and 1999 Stock Option Plans, the Company has not provided benefits under any other long-term compensation plans, stock appreciation rights, defined benefit or actuarial plan. The Company does not have any employment contract or termination of employment or change in control agreements with its Named Executive Officers.

(2) Mr. Lincoln was appointed as Acting Principal Executive Officer effective September 30, 2002.

(3) Prior to her election to the Board in June 2003, Ms. Thomas was not considered an executive officer of the Company.

(4) Mr. Lincoln received a grant of 75,000 options, which were immediately vested. The exercise price of the options is $0.50 per share and the expiration date is May 7, 2007.

Option Grants in Fiscal 2005

The Company did not grant any options to its Named Executive Officers during fiscal 2005.

Fiscal year End Option Values

There were no stock option exercised by the Named Executive Officers during 2005. The following table contains information about unexercised stock options held at the end of 2005 by Named Executive Officers.

Year-End 2005 Option Values
Name	Number of Securities Underlying Options at FY End(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End ($) Exercisable/Unexercisable
Mary E. Thomas	52,500/0	0/0 (1)
Timothy C. Lincoln	75,000/0	0/0 (1)

(1)

The options granted to each of the Named Executives are not in-the-money options. The exercise price of the options granted to Mary E. Thomas and Timothy C. Lincoln are $3.00 and $0.50 per share, respectively, and the trading price of the Company’s Class A Common Stock on December 31, 2005 was $0.08 per share.

Employment Contracts

The Company does not have any employment agreements or change of control agreements with its Named Executive Officers.

Equity Compensation Plans

The following table sets forth summary information regarding equity compensation plans approved and not approved by the Company’s stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	952,500	$1.41	4,374,500
Equity compensation plans not approved by security holders	500,000	$1.41	-
TOTAL	1,452,500	$1.41	4,374,500

The equity compensation plans approved by the Company’s stockholders are its four stock options plans: (i) 1999 Le@P Technology, Inc. Long Term Incentive Plan (“1999 Plan”), (ii) Le@P Technology, Inc. 1998 Incentive Option Plan (“1998 Plan”), (iii) Le@P Technology, Inc. Incentive Option Plan (“1997 Plan”), and (iv) Le@P Technology, Inc. Long Term Incentive Plan (“1996 Plan” and collectively, the “Plans”). All options under the 1998 Plan, the 1997 Plan and the 1996 Plan have been granted. All of the foregoing Plans were approved by the Company’s stockholders.

Equity compensation plans not approved by security holders consist of an aggregate of 500,000 shares. The Company granted 500,000 stock options outside of the terms of the Company’s Plans in the years ended December 31, 2001 and December 31, 2002. Three former non-employee directors of the Company received a total of 300,000 options on May 7, 2002 that expire in five years after their date of grant. One former employee received 200,000 options on September 26, 2001 that expire ten years after their date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following describes certain transactions or relationships between the Company and its officers, directors and certain related parties in which any of them had or is to have a direct or indirect material interest. Except as otherwise specifically set forth herein, for purposes of this section, the term “Company” also includes each of the Company’s subsidiaries.

Except as otherwise stated below, all transactions between and among the Company and its subsidiaries described below, its executive officers and the subsidiaries and each of their respective affiliates may involve conflicts of interest. The Company believes that transactions with affiliates have been made on terms no less favorable to the Company than those available from unaffiliated parties.

M. LEE PEARCE, M.D.

Generally

M. Lee Pearce M.D., the Company’s former Chairman of the Board and its continuing majority stockholder, directly or indirectly, owns a number of entities (collectively, the “Majority Stockholder”) with which the Company, and its wholly-owned subsidiaries, does or has done business. In particular, Dr. Pearce is the beneficial owner of a substantial majority of North Ridge Medical Plaza, Ltd. (“NRMP”), which owns the building where the Company leased a suite for its corporate office. The Company now leases on a month-to-month basis 2,060 square feet of office space in such building.

Real Estate Acquisition

Effective September 28, 2001, the Majority Stockholder sold land and buildings (the “Real Property”) in Broward County, Florida to the Company in exchange for notes payable. The Real Property has been recorded at fair value as determined by an independent third-party appraisal. The notes payable consist of a short-term promissory note in the amount of $37,500 which was due and paid on November 28, 2001 and a longer-term note and mortgage in the amount of $562,500 due in one lump sum on September 28, 2006, and bearing interest at the rate of 7% per annum, payable first on September 28, 2004 and monthly thereafter. On March 17, 2006, the Company replaced the original $562,500 long-term note with a new long-term note in the principal amount of $562,500. The new note bears interest at the rate of 7% per annum and the principal and interest are due in one lump on sum on January 8, 2008.

The Real Property is zoned light industrial and consists one and one-third acres and three buildings. The buildings were demolished in August 2003, and in connection therewith the Company recognized an impairment loss equal to the book value of the buildings.

The primary motivation for the Company’s acquisition of the Real Property was to increase the amount of its assets that do not constitute investments in securities and thereby enable the Company to continue to qualify for an exclusion from investment company status under Investment Company Act of 1940 (the “40 Act”).

Funding Arrangement and Operating Loans

Since the fourth quarter of 1999, the Company has funded its operations and its investments through proceeds from affiliates of Dr. Pearce pursuant to a commitment dated September 30, 1999 to provide or arrange for funding of up to ten million dollars (the “Funding Arrangement”) and certain working capital loans. Through March 15, 2006, the Company had received an aggregate of $8.475 million pursuant to this Funding Arrangement. On March 31, 2000, the Company and Dr. Pearce agreed that all funds contributed pursuant to the Funding Arrangement would be treated as a subscription for additional shares of the Company’s Class A Common Stock at the purchase price of $5.25 per share. Accordingly, through March 15, 2006, an aggregate of 1,614,285 shares of Class A Common Stock had been issued to Dr. Pearce or his affiliates pursuant to such agreement.

Through March 15, 2006, the Company had received loans of approximately $2,814,487 from the Majority Stockholder. These notes are separate from the $10 million Funding Arrangement. The proceeds of the loans were used for working capital purposes. These loans bear interest at the prime rate and provide for a maturity date of March 15, 2006. Principal and accrued interest in the amount of $3,141,470.56 (the “Loans”) were due in one lump sum on March 15, 2006.

On March 17, 2006 the Company entered into an Exchange and Termination Agreement (“Exchange Agreement”) with the M. Lee Pearce 2005 Irrevocable Trust (“2005 Trust”), of which Dr. Pearce is the sole beneficiary, whereby all principal and accrued interest due under the Notes will be converted into 31,414,706 shares of the Company’s Class A Common Stock (the “Shares”), at an effective conversion price of $0.10 per share. The 2005 Trust also agreed to extend the Maturity Date of the Notes until May 12, 2006 or the closing date of this transaction (the “Closing Date”). The Notes will continue to bear interest at the prime rate until the Closing Date. In consideration, the Company has agreed to terminate Funding Arrangement. One of the conditions to the Exchange Agreement is that the Company reduce the par value of its Class A Common Stock from $0.20 per share to $0.01 per share. The Company has include Proposal No. 2 in this proxy statement requesting that its stockholders to approve a reduction in the par value of its Class A Common Stock from $0.20 per share to $0.01 per share. Dr. Pearce is the Company’s largest stockholder, currently owning approximately 96.97% of the Company’s Class A Common Stock, and he has indicated that it will vote in favor of this proposal. As such, it is expected that the closing of the Exchange Agreement will take place on or about May 12, 2006, the date of our Annual Meeting.

PROPOSAL NO. 2

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Board of Directors unanimously approved and is recommending that its stockholders approve an amendment to Article Four of the Company’s Certificate of Incorporation (i) to increase the number of shares of Class A Common Stock which the Company is authorized to issue from 99,975,000 shares to 149,975,000 shares, and (ii) to reduce the par value of the Class A Common Stock and Class B Common Stock from $0.20 per share to $0.01 per share. The first paragraph of paragraph A of Section IV of the Company’s Certificate of Incorporation is proposed to be amended to read in its entirety as follows:

“FOURTH: A. The Corporation is authorized to issue three classes of capital stock to be designated, respectively, “Class A Common Stock”, “Class B Common Stock” and “Preferred Stock”. The total number of shares which the Corporation is authorized to issue is one hundred seventy-five million (175,000,000) shares. One hundred forty-nine million seven hundred seventy-five thousand (149,975,000) shares shall be Class A Common Stock, which shall have a par value of $0.01 per share, twenty-five thousand (25,000) shares shall be Class B Common Stock, which shall have a par value of $0.01 per share, and twenty-five million (25,000,000) shares shall be Preferred Stock, which shall have a par value of $0.001 per share.

Purposes and Effects of Proposed Amendment

The proposed amendment would increase the number of shares of Class A Common Stock which Company is authorized to issue from 99,975,000 to 149,975,000 shares. The additional 50 million shares would be a part of the existing class of Class A Common Stock and, if and when issued, would have the same rights and privileges as the shares of Class A Common Stock presently issued and outstanding. The proposed amendment would also reduce the par value of the Class A Common Stock and Class B Common Stock from $0.20 per share to $0.01 per share.

One of the immediate reasons that the Board of Directors is recommending this amendment is because the trading price of the Company’s Class A Common Stock is less than its par value. During the past six months, the Company’s Class A Common Stock has traded at a price of approximately $0.10 per share, whereas the par value of a share of the Company’s Class A Common Stock is $0.20 per share. Under the General Corporation Law of the State of Delaware (“Delaware Law”), a company can not issue stock unless it receives value at least equal to the par value for the shares. Reducing the par value of the Company’s Class A Common Stock and Class B Common Stock will provide the Company with more flexibility for various corporate purposes. One of the requirements of the Exchange Agreement (described above) is that the Company reduce the par value of its Class A Common Stock from $0.20 per share to $0.01 per share. Additionally, reducing the par value of the Company’s Class A and Class B Common Stock will result in a reduction to the Company’s statutory capital, and an increase in its “surplus,” as defined under Delaware Law. The amendment will not affect the total of the Company’s stockholders equity.

The Board of Directors believes it is desirable to have additional authorized shares of Class A Common Stock available for possible future financings, acquisition transactions, stock option plans and other general corporate purposes. Authorized but unissued shares of Class A Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law or stock exchange policies, if the Company’s Class A Common Stock is listed on an exchange at that time.

The increase in authorized Class A Common Stock will not have any immediate effect on the rights of the existing stockholders. Issuances of additional authorized Class A Common Stock in a stock dividend or distribution would reduce the value of outstanding shares proportionately, and issuances of authorized Class A Common Stock in capital raising or other corporate or business transactions would dilute existing stockholders’ ownership interest in the Company. The holders of Class A Common Stock are not entitled to preemptive rights or cumulative voting. Thus, the issuance of additional shares of Class A Common Stock would dilute the ownership and voting rights of Company’s existing stockholders.

The Company is increasing its authorized Class A Common Stock for potential future transactions. At this time, the Company does not have any current plans, proposals or arrangements to issue additional shares of its Class A Common Stock, except for the 31,414,706 shares to be issued to the 2005 Trust in connection with the Exchange Agreement. As of March 21, 2006, the Company had 33,781,203 shares of its Class A Common Stock issued and outstanding and 4,874,500 shares reserved for future issuance under the Company’s Stock Option Plans and other outstanding options. As such, prior to amending its Certificate of Incorporation, the Company has 29,904,591 shares of its Class A Common Stock which are unissued and not reserved for future issuances.

The proposed increase in the number of shares of Class A Common Stock that the Company is authorized to issue is not intended to inhibit a change in control of the Company. The availability for issuance of additional shares of Class A Common Stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of Class A Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Board of Directors and management are not aware of any pending or threatened efforts to acquire control of the Company.

No Rights of Appraisal

Under Delaware Law, our dissenting stockholders are not entitled to appraisal rights with respect to the Amendment to our Certificate of Incorporation.

Manner of Effecting the Amendment

If the stockholders approve the amendment of the Certificate of Incorporation, the Board of Directors intends to promptly file an amendment, in substantially the form attached hereto as Exhibit A, with the Secretary of State of the State of Delaware. However, the Board reserves the right under Delaware Law, at any time prior to the effectiveness of the filing of the Amendment, to abandon the Amendment without further shareholder action.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast by the holders of the Class A Common Stock and Class B Common Stock, voting together as a single class, at the Annual Meeting is required to ratify and approve the Amendment to the Certificate of Incorporation (i) to increase the number of shares of Class A Common Stock which the Company is authorized to issue from 99,975,000 shares to 149,975,000 shares, and (ii) to reduce the par value of the Class A Common Stock and Class B Common Stock from $0.20 per share to $0.01 per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION (I) TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 99,975,000 SHARES TO 149,975,000 SHARES AND (II) TO REDUCE THE PAR VALUE OF THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK FROM $0.20 PER SHARE TO $0.01 PER SHARE.

PROPOSAL NO. 3

RATIFYING THE APPOINTMENT OF BERKOWITZ DICK POLLACK AND BRANT, LLP AS THE

COMPANY’S INDEPENDENT AUDITORS

The Board of Directors has selected Berkowitz Dick Pollack and Brant, LLP (“BDPB”) to serve as the Company’s independent auditors to audit the Company’s financial statements for the year ending December 31, 2006. In the event the appointment of BDPB for the Company’s fiscal year ended December 31, 2006 is ratified, it is expected that BDPB will audit all of the Company’s subsidiaries at the close of their current fiscal years. A representative of BDPB will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

Vote Required and Recommendation

The proposal to ratify the appointment of BDPB of the Company’s independent auditors will be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFYING THE SELECTION OF BERKOWITZ, DICK, POLLACK AND BRANT, LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

AUDIT COMPENSATION INFORMATION

Audit Fees

The aggregate fees for professional services rendered by BDPB for the audit of the Company’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, and the reviews of the financial statements included in the Company’s Forms 10-QSB for such fiscal year, were approximately $47,000 and $45,000, respectively.

Audit-Related Fees

During the fiscal years ended December 31, 2005 and December 31, 2004, BDPB provided no audit related services to the Company.

Tax Fees

The aggregate fees billed for tax services provided by BDPB in connection with tax compliance, tax consulting and tax planning services for the fiscal years ended December 31, 2005 and December 31, 2004, were approximately $7,500 and $7,500, respectively.

All Other Fees

In addition to the fees described above, the Company paid approximately $11,000, of other fees for tax research services provided by BDPB for the fiscal year ended December 31, 2004. The Company paid no other additional fees to BDPB for the fiscal year ended December 31,2005.

Pre-approval of Services by the External Auditor

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s external auditor. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee will also consider on a case by case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Of the Audit-Related Fees, Tax Fee and All Other Fees described above, the Audit Committee pre-approved the fees billed.

OTHER BUSINESS

The Company knows of no other business to be brought at the Annual Meeting. If, however, any other business should be properly brought up before the Annual Meeting, those persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your proxy.

OTHER MATTERS

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next Annual Meeting of Stockholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2007 Annual Meeting, stockholder proposal must be received by the Company no later than February 1, 2007 and must otherwise comply with the requirements of Rule 14a-8.

The Company’s by-laws establish advance notice procedures for holders of Class A Common Stock to make nominations of candidates for election as directors, or bring other business before an annual meeting of our stockholders, where such nomination or other business that has not been proposed for inclusion in the Company’s proxy statement pursuant to Rule 14a-8. These procedures provide that only persons who are nominated by or at the direction of our board of directors, by the holders of the Class B Common Stock in accordance with the nomination and election rights granted to such holders, or by a Class A stockholder who has given timely written notice to our secretary before the meeting at which directors are to be elected, will be eligible for election as one of our directors. Further, these procedures provide that at an annual meeting, the only business that may be conducted is the business that has been specified in the notice of the meeting given by, or at the direction of, our board or by a stockholder who has given timely written notice to our secretary of such stockholder’s intention to bring that business before the meeting.

Under these procedures, as to the holders of our Class A Common Stock, notice of stockholder nominations to be made or business to be conducted at an annual meeting must be received by us not less than 60 days nor more than 120 days before the date of the meeting, or, if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or make to the stockholders, the 10th day following the earlier of (1) the day notice was mailed or (2) the day public disclosure was made.

Under our by-laws, as to the holders of our Class A Common Stock, a stockholder’s notice nominating a person for election as a director must contain specific information about the proposed nominee and the nominating stockholder. If our chairman determines that a nomination was not made in the manner described in our by-laws, the nomination will be disregarded. Similarly, as to the holders of our Class A Common Stock, a stockholder’s notice proposing the conduct of business must contain specific information about the business and about the proposing stockholder. If our chairman determines that business was not properly brought before the meeting in the manner described in our by-laws, the business will not be conducted.

By requiring advance notice of nominations by holders of our Class A Common Stock, our by-laws afford our board an opportunity to consider the qualifications of the proposed nominee to the extent deemed necessary or desirable by our board, to inform stockholders about these qualifications. By requiring advance notice of other proposed business, our by-laws also provide an orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by our board, provides our board with an opportunity to inform stockholders, before meetings, of any business proposed to be conducted at the meetings, together with any recommendations as to our board’s position regarding action to be taken with respect to the business, so that stockholders can better decide whether to attend a meeting or to grant a proxy regarding the disposition of any business.

The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made by mail or by facsimile, but regular employees of the Company may solicit proxies personally or by telephone.

OTHER INFORMATION

The Company’s Annual Report is being provided with this proxy statement. The Company will provide to any stockholder, upon written request and without charge, a copy (without exhibits) of all information incorporated by reference in this proxy statement. Requests should be addressed to Le@P Technology, Inc., Investor Relations, 5601 North Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334, (954) 771-1772.

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

LE@P TECHNOLOGY, INC.

LE@P TECHNOLOGY, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by unanimous written consent, adopted the following resolution:

RESOLVED, that the Certificate of Incorporation of the corporation be amended by changing Paragraph A of Section IV so that, as amended, said

Paragraph A of this Section shall be and read as follows:

“IV.

A. This Corporation is authorized to issue three classes of   stock   to be designated, respectively, “Class A Common

Stock”, “Class B Common Stock”, and “Preferred Stock”. The total number of shares which the Corporation is authorized to issue is one hundred seventy-five million (175,000,000) shares. One hundred forty-nine million nine hundred seventy-five thousand (149,975,000) shares shall be Class A Common Stock, which shall have a par value of one cent ($.01) per share, twenty-five thousand (25,000) shares shall be Class B Common Stock, which shall have a par value of one cent ($.01)per share, and twenty-five million (25,000,000) shares shall be Preferred Stock, which shall have a par value of one-tenth of one cent ($.001) per share.”

SECOND: That the said amendment has been consented to and authorized by the holders of all of the issued and outstanding stock entitled to vote at a Stockholder’s Meeting held on May 12, 2006.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 211 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its __________________ this ___ day of _________, 2006.

Le@P Technology, Inc.

By:_____________________________

LE@P TECHNOLOGY, INC.

5601 N. Dixie Highway, Suite 411

Fort Lauderdale, FL 33334

The undersigned hereby constitutes and appoints Timothy C. Lincoln and Mary E. Thomas, as Proxy Agents, with full power of substitution in each, and hereby authorizes the Proxy Agents to represent and to vote as designated below, all shares of Class A Common Stock of Le@P Technology, Inc. (the “Company”) held of record by the undersigned on March 21, 2006 at the Annual Meeting of Stockholders to be held on May 12, 2006, at the Company’s corporate offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

This Proxy is solicited on behalf of the Board of Le@p Technology, Inc. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3. The undersigned stockholder hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope (continued on reverse side).

1.	Election of Class A Directors
FOR ALL nominees listed below (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all such nominees listed below ☐

Mayra V. Diaz	Jerome Fields, M.D.	Mary E. Thomas

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE DRAW A LINE THROUGH THAT NOMINEE’S NAME)

2. To approve an amendment to Article Four of the Company’s Certificate of Incorporation (i) to increase the number of shares of Class A Common Stock that the Company is authorized to issue from 99,975,000 to 149,975,000 and (ii) to decrease the par value of the Class A Common Stock and the Class B Common Stock from $0.20 per share to $0.01 per share.

For ☐

Against ☐

Abstain ☐

3. To approve the appointment of Berkowitz Dick Pollack and Brant, LLP, as the Company’s independent auditors.

For ☐

Against ☐

Abstain ☐

4. In their discretion, the Proxy Agents are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Dated:_____________________________, 2006

__________________________________________

Signature of Stockholder

__________________________________________

Signature of Stockholder

Please sign exactly as the name appears below. If the shares are held jointly, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

LE@P TECHNOLOGY, INC.

5601 N. Dixie Highway, Suite 411

Fort Lauderdale, FL 33334

The undersigned hereby constitutes and appoints Timothy C. Lincoln and Mary E. Thomas, as Proxy Agents, with full power of substitution in each, and hereby authorizes the Proxy Agents to represent and to vote as designated below, all shares of Class B Common Stock of Le@P Technology, Inc. (the “Company”) held of record by the undersigned on March 21, 2006 at the Annual Meeting of Stockholders to be held on May 12, 2006, at the Company’s corporate offices located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida 33334.

This Proxy is solicited on behalf of the Board of Le@P Technology, Inc. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3. The undersigned stockholder hereby acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope (continued on reverse side).

1.	Election of Class B Director
FOR ALL nominees listed below (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all such nominees listed below ☐

Timothy C. Lincoln

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE DRAW A LINE THROUGH THAT NOMINEE’S NAME)

2. To approve an amendment to Article Four of the Company’s Certificate of Incorporation (i) to increase the number of shares of Class A Common Stock that the Company is authorized to issue from 99,975,000 to 149,975,000 and (ii) to decrease the par value of the Class A Common Stock and the Class B Common Stock from $0.20 per share to $0.01 per share.

For ☐

Against ☐

Abstain ☐

3. To approve the appointment of Berkowitz Dick Pollack and Brant, LLP, as the Company’s independent auditors.

For ☐

Against ☐

Abstain ☐

4. In their discretion, the Proxy Agents are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Dated:_____________________________, 2006

__________________________________________

Signature of Stockholder

__________________________________________

Signature of Stockholder

Please sign exactly as the name appears below. If the shares are held jointly, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.